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                                                                    Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 22, 1999 relating to the financial statements, which appears in Western Gas Resources, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1998.


Denver, Colorado
January 24, 2000


                                           PriceWaterhouseCoopers